                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 23, 2000

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        1-12385              74-1541566
(State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation)                    File Number)       Identification No.)


                 4101 Washington Avenue, Newport News, VA 23607
              (Address of principal executive offices) (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 5.  Other Events

     Dr. Shirley Ann Jackson was elected to be a member of the Board of Directors of Newport News Shipbuilding Inc. effective July 1, 2000. She will serve as a Class III director, filling the vacancy occurring upon the retire-ment of Dana G. Mead in August 1999.

     Dr. Jackson is currently the President of Rensselaer Polytechnic Institute in Troy, New York. She served as Chairman of the U. S. Nuclear Regulatory Commission from 1995 to 1996. Prior to that, she was Professor of Physics at Rutgers University in New Brunswick, New Jersey, and concurrently served as a consultant in semiconductor theory at AT&T Bell Laboratories.

Item 7. Financial Statements and Exhibits

(c) Exhibits

       Exhibit 99.1       Press Release

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEWPORT NEWS SHIPBUILDING INC.


Date: March 23, 2000              By: /s/ Stephen B. Clarkson
                                      --------------------------------
                                   Name:  Stephen B. Clarkson
                                   Title: Vice President, General
                                          Counsel and Secretary

                                 Exhibit Index

Exhibit No.              Description of Exhibit              Sequential Page
                                                                 Number

Exhibit 99.1             Press Release                             5